UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 27, 2023

Generations Bancorp NY, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39883	85-3659943
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 East Bayard Street, Seneca Falls, New York		13148
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (315) 568-5855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	GBNY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
           Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 27, 2023, Generations Bancorp NY, Inc. (the “Company”) appointed Angela Krezmer to the Company’s Board of Directors, effective immediately. Ms. Krezmer will serve in the Class of directors which expires at the annual meeting of the Company’s stockholders to occur in 2025.

The Company also announced that Ms. Krezmer was appointed President and Chief Executive Officer of the Company and of Generations Bank.

Since October 16, 2023, following the death of the Company’s previous President and Chief Executive Officer, Mr. Menzo Case, Ms. Krezmer, age 38, has been serving as the Company’s interim Principal Executive Officer, as well as the Company’s Chief Financial Officer. Since June 2021, Ms. Krezmer has served as the Company’s Chief Financial Officer and she continues to serve in this role. Prior to this appointment, from June 2020 until June 2021, Ms. Krezmer served as Chief Financial Officer of Prosper Bank, Coatesville, Pennsylvania. Prior to that role, Ms. Krezmer served for more than a decade at Fairport Savings Bank, Fairport, New York where she held various positions including Chief Financial Officer.

In connection with the appointment of Ms. Krezmer as a director of the Company, no material plan, contract or arrangement between Ms. Krezmer and the Company was entered into, nor was any grant or award made under any such plan, contract, or arrangement.  Ms. Krezmer is not a party to any transaction with the Company that would require disclosure under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATIONS BANCORP NY, INC.

DATE: November 27, 2023	By: /s/ Angela M. Krezmer
Angela M. Krezmer
Chief Executive Officer